Exhibit 4.1

EXECUTION COPY

SEVENTH CONSENT AND WAIVER UNDER THE SENIOR UNSECURED

TERM LOAN AGREEMENT

Dated as of August 22, 2006

SEVENTH CONSENT AND WAIVER UNDER THE SENIOR UNSECURED TERM LOAN AGREEMENT, dated as of August 22, 2006 (this “Consent”), among DRESSER, INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined below), the Lenders listed on the signature pages hereto and MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Lenders party thereto and the Agents have entered into a Senior Unsecured Term Loan Agreement dated as of March 1, 2004, as modified by the Consent and Waiver dated as of March 18, 2005, the Second Consent and Waiver dated as of May 27, 2005, the Third Consent and Waiver dated as of July 14, 2005, the Fourth Consent and Waiver dated as of September 29, 2005, the Fifth Consent and Waiver dated as of November 14, 2005 and the Sixth Consent and Waiver dated as of April 14, 2006 (the “Term Loan Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Term Loan Agreement).

WHEREAS, the Borrower desires to modify the Term Loan Agreement in certain respects and to waive certain Defaults and Events of Default under the Term Loan Agreement, in each case as provided herein;

WHEREAS, the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to modify the Term Loan Agreement in response to the Borrower’s request as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Consent. Notwithstanding anything to the contrary set forth in the Term Loan Agreement, the Required Lenders hereby consent to (a) the extension of the delivery date specified for the audited financial statements for the Fiscal Year ended December 31, 2005 and the other material with respect to such Fiscal Year required by Section 5.01(b) of the Term Loan Agreement to no later than December 31, 2006 (the “10K Extended Delivery Date”), it being understood and agreed that if the Borrower fails to deliver such audited financial statements and other materials on or before the 10K Extended Delivery Date, and a notice of Default with respect to such failure is delivered to the Borrower by the Administrative Agent or the Lenders holding of at least 25% of the outstanding principal amount of the Senior Unsecured Obligations pursuant to Section 6.01(c) of the Term Loan Agreement, such failure shall constitute an Event of Default for all purposes under the Loan Documents and (b) the extension of the delivery date specified for the material required by Section 5.01(b) with respect to each of the fiscal quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 to no later than March 31, 2007 and any information required to be provided on a current report that is based on or derivative of such material, including any report that requires pro forma financial statements (the “10Q and 8K Extended Delivery Date”), it being understood and agreed that if the Borrower fails to deliver the materials required by Section 5.01(b) with respect to each of the fiscal quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 by the 10Q and 8K Extended Delivery Date, and a notice of Default with respect to such failure is delivered to the Borrower by the Administrative Agent or the Lenders holding of at least 25% of the outstanding principal amount of the Senior Unsecured Obligations pursuant to Section 6.0 l(c) of the Term Loan Agreement, such failure shall constitute an Event of Default for all purposes under the Loan Documents. Notwithstanding the foregoing, it is further understood and agreed that the Borrower shall deliver to the Lenders all financial statements for each of the fiscal quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 required to be delivered pursuant to Section 5.01(b) of the Term Loan Agreement at the same time as such financial statements are delivered to the “Lenders” under the Existing Credit Agreement, and if the Borrower fails to do so, and a notice of Default with respect to such failure is delivered to the Borrower by the Administrative Agent or the Lenders holding of at least 25% of the outstanding principal amount of the Senior Unsecured Obligations pursuant to Section 6.0 l(c) of the Term Loan Agreement, such failure shall constitute an Event of Default for all purposes under the Loan Documents.

SECTION 2. Waiver. The Lenders holding not less than a majority in aggregate principal amount of the then outstanding Senior Unsecured Obligations hereby waive any Default or Event of Default in respect of the provisions of Sections 3.01(a)(iv), 3.01(c), 4.0 l(f), 4.01(g), 4.01(h), 5.01(b) and 5.01(c) of the Term Loan Agreement and any related or substantially comparable provision of any Loan Document, in each case consisting of, resulting from or relating in any respect to (i) the re-audit, revision or restatement of any financial statement delivered prior to the date of this Consent and Waiver by the Borrower or any of its Subsidiaries (including, without limitation, any misstatement therein or in any certificate, representation or warranty relating thereto, or any error, defect or deficiency in accounting procedures or in the application of accounting principles reflected thereby or relating thereto), (ii) any failure to deliver any financial statement specified in Section 1 above when or as required, except as required by Section 1 above, (iii) any failure to comply with any obligation that became required to be performed or observed under any of such provisions by reason of the occurrence of any such Default or Event of Default or (iv) any misstatement as to the absence of any such Default or Event of Default.

SECTION 3. Conditions to Effectiveness. This Consent shall become effective as of the first date set forth above when each of the conditions set forth in this Section 3 to this Consent shall have been fulfilled to the satisfaction of the Administrative Agent.

(i) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Consent, duly executed and delivered on behalf of each of (a) the Borrower and each Guarantor, (b) the Administrative Agent and (c) the Required Lenders, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Consent.

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(ii) Payment of Fees and Expenses. The Borrower shall have paid (a) to the Administrative Agent, for the benefit of each Lender executing this Consent on or before August 22, 2006, a fee equal to 0.125% of the aggregate Commitments and Advances of each such Lender and (b) all expenses (including the fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Consent and other matters relating to the Term Loan Agreement from and after the last invoice to the extent invoiced.

The Administrative Agent will notify the Borrower when this Consent has become effective as set forth above, and such notice shall be conclusive and binding upon the Lenders.

SECTION 4. Representations and Warranties. Each Borrower hereby represents and warrants that, as of the date hereof and after giving effect to this Consent, no Default has occurred and is continuing or would result from the effectiveness of this Consent.

SECTION 5. Reference to and Effect on the Transaction Documents. (a) On and after the effectiveness of this Consent, each reference in the Term Loan Agreement to “hereunder”, “hereof” or words of like import referring to the Term Loan Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Term Loan Agreement, shall mean and be a reference to the Term Loan Agreement as modified by this Consent.

(b) The Term Loan Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Consent, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Execution in Counterparts. This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

SECTION 7. Governing Law. This Consent shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Term Loan Agreement, as if this were a part of the Term Loan Agreement.

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SECTION 8. Entire Agreement; Modification. This Consent constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

[Signatures follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered by their respective authorized officers as of the day and year first above written.

DRESSER, INC., as Borrower

By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Senior Vice President and Chief Financial Officer

THE GUARANTORS

DRESSER INTERNATIONAL, INC.

By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Senior Vice President

DRESSER RE, INC.

By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Vice President

DRESSER RUSSIA, INC.

By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Vice President

LVF HOLDING CORPORATION

By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Vice President

DRESSER ENTECH, INC.

By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Vice President

RING-O VALVE, INCORPORATED

By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Vice President

DRESSER CHINA, INC.

By:	/s/ Robert D. Woltil
	Name:	Robert D. Woltil
	Title:	Vice President

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Eugene F. Martin
	Name:	Eugene F. Martin
	Title:	Vice President

MORGAN STANLEY & CO. INCORPORATED, as Collateral Agent

By:	/s/ Eugene F. Martin
	Name:	Eugene F. Martin
	Title:	Managing Director

LENDERS

DEUTSCHE BANK AG NEW YORK BRANCH By: DB Services New Jersey, Inc.

By:	/s/ Edward Schaffer
	Name:	Edward Schaffer
	Title:	Vice President

By:	/s/ Deirdre Whorton
	Name:	Deirdre Whorton
	Title:	Assistant Vice President

LENDERS

Floating Rate Income Strategies Fund, Inc.

By:	/s/ Jaimin Patel
JAIMIN PATEL
AUTHORIZED SIGNATORY

Merrill Lynch Global Investment Series: Income Strategies Portfolio
By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor

By:	/s/ Jaimin Patel
JAIMIN PATEL
AUTHORIZED SIGNATORY

DEBT STRATEGIES FUND, INC.

By:	/s/ Jaimin Patel
JAIMIN PATEL
AUTHORIZED SIGNATORY

SENIOR HIGH INCOME PORTFOLIO, INC.

By:	/s/ Jaimin Patel
JAIMIN PATEL
AUTHORIZED SIGNATORY

LENDERS

LANDMARK CDO LTD By Aladdin Capital Management as Manager

By:	/s/ Stephen H. Hooker
	Name:	Stephen H. Hooker, CFA
Title:

LANDMARK II CDO LTD By Aladdin Capital Management as Manager

By:	/s/ Stephen H. Hooker
	Name:	Stephen H. Hooker, CFA
Title:

LANDMARK IV CDO LTD By Aladdin Capital Management as Manager

By:	/s/ Stephen H. Hooker
	Name:	Stephen H. Hooker, CFA
Title:

LENDERS

Flagship CLO II
By: Deutsche Asset Management, Inc., as Sub-Advisor

By:	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Director

By:	/s/ Mark Rigazio
	Name:	Mark Rigazio
	Title:	Vice President

Flagship CLO IV
By: Deutsche Asset Management, Inc., as Sub-Advisor

By:	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Director

By:	/s/ Mark Rigazio
	Name:	Mark Rigazio
	Title:	Vice President

Flagship CLO V
By: Deutsche Asset Management, Inc., as Attorney in Fact

By:	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Director

By:	/s/ Mark Rigazio
	Name:	Mark Rigazio
	Title:	Vice President

Aurum CLO 2002-1, Ltd
By: Deutsche Asset Management, Inc., as Sub-Advisor

By:	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Director

By:	/s/ Mark Rigazio
	Name:	Mark Rigazio
	Title:	Vice President

LENDERS

Venture III CDO Limited By its investment advisor, MJX Asset Management LLC
[Print Name of Financial Institution]

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Director

LENDERS

Venture V CDO Limited By its investment advisor, MJX Asset Management LLC
[Print Name of Financial Institution]

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Director

LENDERS

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, Its General Partner

By:	/s/ David A. Sachs
Name:	David A. Sachs
Title:	Vice President

LENDERS

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P., Investment Manager

By:	Ares CLO GP VIR, LLC, Its General Partner

By:	/s/ David A. Sachs
Name:	David A. Sachs
Title:	Vice President

LENDERS

Ares IV CLO Ltd.

By:	Ares CLO Management IV, L.P., Investment Manager

By:	Ares CLO GP IV, LLC, Its Managing Member

By:	/s/ David A. Sachs
Name:	David A. Sachs
Title:	Vice President

LENDERS

ARES III CLO Ltd.

By:	ARES CLO Management LLC,
Investment Manager

By:	/s/ David A. Sachs
Name:	David A. Sachs
Title:	Vice President

LENDERS

Trimaran CLO IV Ltd
By Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

LENDERS

Galaxy VII CLO, LTD
By:	AIG Global Investment Corp. its Collateral Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

LENDERS

EAGLE CREEK CLO, LTD.

By:	/s/ Thomas N. Davis
	Name:	Thomas N. Davis
	Title:	Authorized Signature

LENDERS

FALL CREEK CLO, LTD.

By:	/s/ Thomas N. Davis
	Name:	Thomas N. Davis
	Title:	Authorized Signature

LENDERS

Bedford CDO, Limited
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

LENDERS

Fairway Loan Funding Company
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

LENDERS

Fairway Loan Funding Company
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

LENDERS

Loan Funding III LLC
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

LENDERS

PIMCO Floating Rate Income Fund
By:	Pacific Investment Management Company LLC,
as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Senior Vice President

LENDERS

Southport CLO, Limited
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Senior Vice President

LENDERS

JUPITER LOAN FUNDING LLC

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

Centurion CDO II, Ltd.

By: RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

LENDERS

Centurion CDO VI, Ltd.

By: RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

LENDERS

Sequils-Centurion V, Ltd.

By: RiverSource Investments, LLC as Collateral Manager
[Print Name of Financial Institution]

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

LENDERS

ARCHIMEDES FUNDING III, LTD.

BY: West Gate Horizons Advisors LLC, as Collateral Manager

BY:	/s/ Gordon R. Cook
Name:	GORDON R. COOK
Title:	SENIOR CREDIT ANALYST

LENDERS

Stanfield Quattr CLO, Ltd.
By: Stanfield Capital Partners LLC As its Collateral Manager

By:	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

LENDERS

Stanfield ArbitrageCLO, Ltd.
By: Stanfield Capital Partners LLC as its Collateral Manager

By:	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

LENDERS

Stanfield Carrera CLO, Ltd. By: Stanfield Capital Partners LLC as its Asset Manager

By:	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

PUTNAM FLOATING RATE INCOME FUND

/s/ Beth Mazor
By: Beth Mazor Title: V.P.

BOSTON HARBOR CLO 2004-1, Ltd.

/s/ Beth Mazor
By: Beth Mazor Title: V.P.

PUTNAM VARIABLE TRUST – PVT HIGH YIELD FUND

/s/ Beth Mazor
By: Beth Mazor Title: V.P.

PUTNAM HIGH YIELD ADVANTAGE FUND

/s/ Beth Mazor
By: Beth Mazor Title: V.P.

PUTNAM HIGH YIELD TRUST

/s/ Beth Mazor
By: Beth Mazor Title: V.P.

PUTNAM DIVERSIFIED INCOME TRUST

/s/ Beth Mazor
By: Beth Mazor Title: V.P.

PUTNAM MASTER INTERMEDIATE INCOME TRUST

/s/ Beth Mazor
By: Beth Mazor Title: V.P.

PUTNAM PREMIER INCOME TRUST

/s/ Beth Mazor
By: Beth Mazor Title: V.P.

PUTNAM VARIABLE TRUST – PVT DIVERSIFIED INCOME FUND

/s/ Beth Mazor
By: Beth Mazor Title: V.P.

LENDERS

Franklin Floating Rate Master Series

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

LENDERS

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

LENDERS

Franklin CLO I, Limited

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

LENDERS

Franklin CLO II, Limited

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

LENDERS

FRANKLIN CLO IV, LIMITED

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

LENDERS

FRANKLIN CLO V, LTD

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

LENDERS

NYLIM Flatiron CLO 2003-1 Ltd.			[Print Name of Financial Institution]

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact		By:
Name:
Title:
By:	/s/ Mark A. Campelione
	Name:	Mark A. Campelione
	Title:	Director

NYLIM Flatiron CLO 2004-1 Ltd.			NYLIM High Yield CDO 2001 Ltd.

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact		By:	New York Life Investment Management LLC, as Investment Manager and Attorney-in-Fact

By:	/s/ Mark A. Campelione		By:	/s/ Mark A. Campelione
	Name:	Mark A. Campelione		Name:	Mark A. Campelione
	Title:			Title:

NYLIM Flatiron CLO 2005-1 Ltd.

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact		New York Life Insurance Company

By:	/s/ Mark A. Campelione		By:	/s/ Mark A. Campelione
	Name:	Mark A. Campelione		Name:	Mark A. Campelione
	Title:			Title:

NYLIM Flatiron CLO 2006-1 Ltd.			New York Life Insurance and Annuity Corporation

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact		By:	New York Life Investment Management LLC, its Investment Manager

By:	/s/ Mark A. Campelione		By:	/s/ Mark A. Campelione
	Name:	Mark A. Campelione		Name:	Mark A. Campelione
	Title:			Title:

LENDERS

Columbus Loan Funding Ltd.

By:	Citigroup Alternative Investments LLC

By:	/s/ John O’ Connell
	Name:	John O’ Connell
	Title:	Vice President

LENDERS

Citigroup Investments Corporate Loan Fund, Inc.

By:	Citigroup Alternative Investments LLC

By:	/s/ John O’ Connell
	Name:	John O’ Connell
	Title:	Vice President

LENDERS

J.P. Morgan Trust Company (Cayman) Limited, as Trustee for TORAJI TRUST, as [Assignee/Participant] By: Its Investment Manager, Citigroup Alternative Investments LLC

By:	/s/ John O’ Connell
Name:	John O’ Connell
Title:	Vice President

LENDERS

OAK HILL SECURITIES FUND, L.P.

By: Oak Hill Securities GenPar, L.P. its General Partner

By: Oak Hill Securities MGP, Inc., its General Partner

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Vice President

OAK HILL SECURITIES FUND II, L.P.

By: Oak Hill Securities GenPar II, L.P. its General Partner

By: Oak Hill Securities MGP II, Inc., its General Partner

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Vice President

OAK HILL CREDIT PARTNERS I, LIMITED

By: Oak Hill CLO Management I, LLC As Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED

By: Oak Hill CLO Management III, LLC As Investment Manager

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD.

By:	/s/ Scott D. Krase
Name:	Scott D. Krase
Title:	Authorized Person

LENDERS

HARBOUR TOWN FUNDING LLC

By:	/s/ M. Cristina Higgins
	Name:	M. Cristina Higgins
	Title:	Assistant Vice President

LENDERS

COMSTOCK FUNDING LTD. By Silvermine Capital Management LLC as Investment Manager

By:	/s/ Jonathan J. Marks
	Name:	Jonathan J. Marks
	Title:	Principal Silvermine Capital Management, LLC 263 Tresser Blvd. 10th Floor Stamford, CT 06901 (T) 203 399-3030 (F) 203 399-3002

Approval for Term Loan

Declining on R/C

LENDERS

CANNINGTON FUNDING LTD. By Silvermine Capital Management LLC as Investment Manager

By:	/s/ Jonathan J. Marks
	Name:	Jonathan J. Marks
	Title:	Principal Silvermine Capital Management, LLC 263 Tresser Blvd. 10th Floor Stamford, CT 06901 (T) 203 399-3030 (F) 203 399-3002

Approval for Term Loan

Declining on R/C

LENDERS

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender
[Print Name of Financial Institution]

By:	/s/ Susan D. Lynch
	Name: Title:	Susan D. Lynch Executive Vice President

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Prospect Funding I, LLC as Term Lender
[Print Name of Financial Institution]

By:	/s/ Susan D. Lynch
	Name: Title:	Susan D. Lynch Executive Vice President

LENDERS

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II – INGOTS, Ltd., as Term Lender
[Print Name of Financial Institution]

By:	/s/ Susan D. Lynch
	Name: Title:	Susan D. Lynch Executive Vice President

LENDERS:

BABSON CLO LTD. 2003-I BABSON CLO LTD. 2004-I ELC (CAYMAN) LTD. 1999-II
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Kenneth M. Gacevich
Name:	Kenneth M. Gacevich
Title:	Managing Director